Lazard Global Total Return & Income Fund, Inc.
Investment Overview

Dear Shareholders,

We are pleased to present this third quarter report for Lazard Global Total Return & Income Fund, Inc. (“LGI” or the “Fund”), for the period ended September 30, 2005. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

With close to a year and a half of performance, we are pleased with the returns that have been generated by LGI on its investments since inception, and believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (“Lazard”).

Portfolio Update (September 30, 2005)

For the third quarter of 2005, the Fund’s performance, as measured by the Net Asset Value per share (“NAV”), rose 4.7%, while the benchmark, the Morgan Stanley Capital International (MSCI®) World® Index gained 7.0% . Although the Fund underperformed the Index in this period, LGI’s historical performance has been strong, such that the annualized since-inception NAV return of 12.9% still compares very favorably with the Index’s return of 12.4% . Shares of LGI ended the third quarter with a closing market price of $19.20, representing a 8.5% discount to the Fund’s NAV. The Fund’s net assets were $201.6 million as of September 30, 2005, with total leveraged assets of $291.8 million, representing 30.9% leverage.

We believe that LGI’s investment thesis remains sound, and we are encouraged by strong performance over the last year, and since-inception. However, NAV returns for the year-to-date have been weaker than hoped for, with the Fund’s large capitalization, developed market equity stocks underperforming, and the short duration emerging market currency and debt portfolio adding only moderate value to overall returns so far in 2005.

As of September 30, 2005, approximately 69.1% of the Fund’s total leveraged assets consisted of global equities and approximately 30.7% consisted of emerging market currency and debt instruments, while the remaining 0.2% consisted of cash and other assets.

Declaration of Dividends

Pursuant to LGI’s level distribution policy, the Fund’s Board of Directors has declared a monthly dividend distribution of $0.1042 per share on the company’s outstanding stock for each month since the Fund’s initial distribution on July 23, 2004. This distribution level represents an annualized market yield of 6.5%, based on the share price of $19.20 at the close of the NYSE trading on September 30, 2005. To date, LGI has met all of its dividend obligations without returning any of the Fund’s capital.

Additional Information

Please note that frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics are available on www.LazardNet.com. You may also reach Lazard by phone at 1-800-828-5548.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Manager

Global Equity Portfolio
(69.1% of total leveraged assets)

The Fund’s equity portfolio is invested primarily in 35 to 45 equity securities of large, well-known global companies with strong financial productivity and attractive val-

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

uations. Examples of equity investments as of September 30, 2005 included GlaxoSmithKline, a global, research-based pharmaceutical company based in the United Kingdom; Home Depot, a U.S.-based company that operates warehouse-style stores selling building materials, home improvement supplies, and lawn and garden products; Nokia Corp., the Finnish manufacturer of mobile telephones, enhanced communicators, entertainment and gaming devices, and media and imaging telephones; and Total SA, the French-based energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

These companies are all based in developed-market regions around the world. As of September 30, 40.3% of the global equity portfolio’s stocks were based in North America, 30.8% were from continental Europe (not including the U.K.), 22.6% were from the U.K., and 6.3% were from Japan. The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at the end of September were financials (27.7%), which includes banks, insurance companies, and financial services companies, and consumer staples (15.4%), a sector that encompasses those industries that manufacture and sell food/beverages, tobacco, and household products. Other sectors included consumer discretionary, energy, health care, industrials, information technology, and telecommunications services.

Global Equity Market Review
After concerns regarding global growth emerged in the first quarter of 2005, stocks rebounded in the third quarter, as the outlook for global growth improved. The U.S. dollar weakened early in the quarter and, later, rallied to end roughly flat. Energy stocks outpaced the market during the quarter, as the price of oil briefly topped $70 per barrel after hurricanes Katrina and Rita devastated the Gulf shores, crippling U.S. oil production and refining in the area. In September, consumer confidence fell, and the U.S. Federal Reserve raised the benchmark interest rate by 25 basis points, the second hike this quarter, and the eleventh consecutive increase since the Fund’s April 2004 inception. Growth in the European economies appeared to be picking up. In Germany, business confidence rose to a new high in September, unemployment in Italy reached a new low, and consumer spending in France was strong. European economies have benefited from a weak euro this year, making their goods more attractive abroad. From a sector perspective, the rally was broad based, as all sectors had positive returns. In particular, energy and materials dramatically outperformed during the quarter. Energy stocks were up sharply, as the price of oil rose dramatically, and the materials sector performed well as commodity producers benefited from further commodity price increases. Regionally, the rally was broad based with most countries performing roughly in line with the market. However, Japanese markets rallied sharply during the quarter, as this country’s economy is showing signs of improvement. The U.S. markets lagged the rest of the world.

What Helped and What Hurt LGI
During the quarter, the Fund’s global equity portfolio’s large position in energy stocks helped performance, as this sector dramatically outperformed the market due to a sharp increase in the price of oil. Despite the rise in stock prices, the global equity portfolio’s holdings in integrated oil companies trade at attractive valuations that do not discount the current high level of oil prices. Stock selection in technology detracted from performance, as Oracle Corp. declined after reporting earnings. The company reaffirmed earnings for next year, but the outlook for revenues was less positive. However, we believe that Oracle’s strategy of consolidating the enterprise software industry, through acquisitions, and reducing its costs should drive returns going forward. The company currently trades at an attractive valuation. An underweight position in the materials sector detracted from performance, as metals prices rebounded from weakness in the spring. Current valuations in this group discount an extreme period of strong prices.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Emerging Market Currency and Debt Portfolio
(30.7% of total leveraged assets)

The Fund also seeks enhanced income through investments in high-yielding, short duration1 (typically, below one year) emerging market forward currency contracts and local currency debt instruments. As of September 30, this portfolio consisted of primarily forward currency contracts (85.5%) with a smaller allocation to sovereign debt obligations (14.5%) . The average duration of the emerging market currency and debt portfolio was approximately 3.2 months as of the end of September 30, with an average credit rating2 of A.

As of September 30, the Fund’s emerging market currency and debt holdings were highly diversified across 27 countries within Eastern Europe (18.2%), Asia (30.8%), Latin America (17.3%), the Middle East (7.4%), Africa (12.4%), and the Commonwealth of Independent States and the Baltic countries (18.2%) .

Emerging Market Currency and Debt Market Review
In the third quarter, the emerging markets experienced an increase in volatility that was triggered by several macro and market events. Commodities continued to rise and emerging market external debt spreads tightened. On the macro front, the twin hurricanes Katrina and Rita raised concerns regarding potential damage to the U.S. economic growth. The end of the Chinese ren-minbi peg to the U.S. dollar as well as news of China's move to a floating exchange rate was announced on July 21, which resulted in a +2% revaluation versus the U.S. dollar. Malaysia also broke with its currency peg regime, moving to a floating rate system. The broad-based rally in Asian currencies (the Malaysian ringgit and renminbi forwards) proved short lived as the quarter revealed more details of the new Chinese currency regime, which essentially was termed inadequate. At the September 20 FOMC meeting, the Fed hike in interest rates signaled their view that post-hurricane production setbacks were only temporary. Growth- and interest-rate expectations in the United States rose again due to a rally in U.S. dollar, especially against the euro.

What Helped and What Hurt LGI
Brazil, once again, was the star performer during the third quarter of 2005. A combination of high carry and strong trade and current account numbers helped Brazil’s currency to appreciate 4.5% . Combined with high, implied interest rates (19%), the portfolio’s real position posted a strong return despite volatility intra-quarter. Turkey, which has been a multi-quarter top performer, contributed significantly. While its currency weakened modestly over the quarter, the high level of interest rates, over 15% in U.S.-dollar terms, led to a strong total return. The portfolio also benefited by reducing its exposure to Turkey as the tourist season ended along with the inflow of tourists’ dollars. Poland had a strong quarter, as the local bond market rallied on continued rate-cut expectations, and the currency strengthened on the back of continued strong balance-of-payment support from foreign direct investment and cross-border portfolio inflows.

All Asian exposures, except the Philippines, hurt the portfolio’s performance in the third quarter. Rising oil prices (all Asian countries in the portfolio except Malaysia are oil importers) affected balance of payments. The small revaluation of the Chinese renminbi inspired regional central banks to aggressively intervene to prevent substantial currency strengthening in order to retain competitiveness with China. Central banks continue to choose economic growth at the risk of increased inflation, seeking to help their exporters by preventing FX appreciation.

Indonesia, although a member of OPEC, imports finished oil products (gasoline, heating oil, etc.) while exporting crude oil. With huge oil subsidies in place for the consumer, like many Asian economies, oil price increases were transformed into additional fiscal losses. Loose monetary policy and lack of immediate policy response led to a sharp fall in the value of the rupiah.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

The government then announced its plans to phase out oil subsidies starting in early October, and the Central Bank hiked rates, successfully stemming the sell off of the rupiah.

The portfolio has had no exposure to the Chilean peso and thus did not participate in its strong performance this quarter. The currency’s combination of extremely low yields, speculative capital, and a tendency to be viewed as a copper proxy on the upside and a Latin American proxy on the downside leads to high volatility. Thus the portfolio continues to avoid exposure to Chile.

1	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	Source: S&P, Moody’s and Fitch. Ratings for the forward currency contracts represent the counterparty credit rating. Ratings for the bonds represent the bond issuer rating.

All returns are for the period ended September 30, 2005 and reflect reinvestment of all dividends and distributions, if any. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the index and other market data have been prepared from sources and data that Lazard Asset Management LLC (the “Investment Manager”) believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of September 30, 2005; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will have not been repurchased. The specific portfolio holdings may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments in the securities identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of the Fund’s investment objective, strategies, risks and fees.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

Total Return Information* (unaudited)
For the period ended September 30, 2005

	One	Since
	Year	Inception**

Market Price	13.63%	3.07%
Net Asset Value	17.02	12.88
MSCI World Index	18.93	12.35

*	All returns reflect reinvestment of all dividends and distributions, if any. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI World Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and Far East, New Zealand, Canada, and the United States.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
September 30, 2005 (unaudited)

		Percentage of
Security	Value	Net Assets

GlaxoSmithKline PLC ADR	$8,830,416	4.38%
Exxon Mobil Corp.	8,145,828	4.04
Total SA Sponsored ADR	7,891,142	3.92
Microsoft Corp.	7,219,838	3.58
Credit Suisse Group Sponsored ADR	6,680,896	3.31
Nokia Oyj Sponsored ADR	6,628,720	3.29
Johnson & Johnson	6,600,104	3.27
General Electric Co.	6,228,950	3.09
HSBC Holdings PLC Sponsored ADR	6,197,849	3.07
Oracle Corp.	5,910,030	2.93

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments
September 30, 2005 (unaudited)

Description	Shares	Value

Common Stocks—100.1%

Finland—3.3%
Nokia Oyj Sponsored ADR (c), (d)	392,000	$6,628,720

France—7.1%
Societe Generale Sponsored ADR	101,300	2,319,770
Total SA Sponsored ADR (c), (d)	58,100	7,891,142
Vivendi Universal SA Sponsored ADR	124,800	4,084,704

Total France		14,295,616

Germany—3.7%
Schering AG ADR (d)	56,800	3,601,120
Siemens AG Sponsored ADR (d)	50,600	3,912,898

Total Germany		7,514,018

Italy—2.6%
Eni SpA Sponsored ADR (d)	35,700	5,287,170

Japan—6.3%
Canon, Inc. Sponsored ADR (c), (d)	69,000	3,743,940
Kao Corp. Sponsored ADR (d)	15,400	3,799,334
Nomura Holdings, Inc. ADR (d)	332,600	5,168,604

Total Japan		12,711,878

Netherlands—2.6%
Heineken NV ADR (d)	163,750	5,274,388

Switzerland—11.5%
Credit Suisse Group
Sponsored ADR (d)	150,200	6,680,896
Nestle SA Sponsored ADR (d)	57,400	4,219,474
Novartis AG ADR (d)	82,800	4,222,800
Swiss Re Sponsored ADR (c), (d)	55,200	3,639,888
UBS AG	51,000	4,360,500

Total Switzerland		23,123,558

United Kingdom—22.7%
Barclays PLC Sponsored ADR (c), (d)	135,300	5,517,534
BP PLC Sponsored ADR (c), (d)	69,600	4,931,160
Cadbury Schweppes PLC
Sponsored ADR (d)	112,700	4,590,271
Diageo PLC Sponsored ADR (d)	101,100	5,864,811
GlaxoSmithKline PLC ADR (c), (d)	172,200	8,830,416
HSBC Holdings PLC
Sponsored ADR (d)	76,300	6,197,849
Unilever PLC Sponsored ADR (d)	95,500	4,032,010
Vodafone Group PLC
Sponsored ADR (d)	219,100	5,690,027

Total United Kingdom		45,654,078

United States—40.3%
Bank of America Corp. (c)	138,200	5,818,220
Cisco Systems, Inc. (a)	220,400	3,951,772
Citigroup, Inc. (c)	116,000	5,280,320
Exxon Mobil Corp. (c)	128,200	8,145,828
First Data Corp.	84,300	3,372,000
General Electric Co.	185,000	6,228,950
Golden West Financial Corp. (c), (d)	31,200	1,852,968
International Business
Machines Corp.	42,600	3,417,372
Johnson & Johnson	104,300	6,600,104
JPMorgan Chase & Co. (c)	148,896	5,052,041
Microsoft Corp. (c)	280,600	7,219,838
Oracle Corp. (a), (c)	477,000	5,910,030
Pfizer, Inc.	103,500	2,584,395
The Coca-Cola Co. (c)	74,200	3,204,698
The Home Depot, Inc.	107,600	4,103,864
United Technologies Corp.	88,000	4,561,920
Wells Fargo & Co.	67,000	3,924,190

Total United States		81,228,510

Total Common Stocks
(Identified cost $184,853,495)		201,717,936

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2005 (unaudited)

	Principal
	Amount
Description	(000) (e)	Value

Foreign Government
Obligations—6.4%

Egypt—3.0%
Egypt Treasury Bills (f):
0.00%, 10/11/05	6,250	$1,082,031
0.00%, 10/18/05	2,875	496,836
0.00%, 11/01/05	4,000	688,820
0.00%, 12/20/05	3,150	535,828
0.00%, 12/27/05	2,725	462,730
0.00%, 01/03/06	3,350	567,872
0.00%, 01/17/06	4,150	701,033
0.00%, 01/31/06	3,775	635,458
0.00%, 04/25/06	2,150	354,563
0.00%, 09/26/06	3,100	492,394

Total Egypt		6,017,565

Israel—0.3%
Israel Government Bond,
7.00%, 02/27/09	2,750	635,276

Turkey—3.1%
Turkey Government Bonds (f):
0.00%, 05/24/06	6,871	4,654,308
0.00%, 08/09/06	1,709	1,124,339
0.00%, 11/08/06	897	569,421

Total Turkey		6,348,068

Total Foreign Government
Obligations
(Identified cost $12,900,237)		13,000,909

	Principal
	Amount
Description	(000)	Value

Short-Term Investments—24.3%

Repurchase Agreement—0.1%
State Street Bank and Trust Co.,
3.15%, 10/03/05
(Dated 09/30/05, collateralized by
$240,000 United States Treasury
Note, 4.25%, 08/15/13, with a
value of $240,900)
Proceeds of $232,061 (c)	$ 232	$232,000

Collateral for Securities
on Loan—24.2%
State Street Navigator Securities
Lending Prime Portfolio,
3.79% (g), (h)	48,697	48,696,555

Total Short-Term Investments
(Identified cost $48,928,555)		48,928,555

Total Investments—130.8%
(Identified cost $246,682,287) (b)		$263,647,400
Liabilities in Excess of Cash
and Other Assets—(30.8)%		(62,094,444)

Net Assets—100.0%		$201,552,956

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2005 (unaudited)

Forward Currency Contracts open at September 30, 2005:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

ARS	10/25/05	2,844,945	$993,000	$976,016	$—	$16,984
ARS	11/14/05	2,898,700	1,010,000	993,812	—	16,188
ARS	11/29/05	2,746,106	939,000	940,890	1,890	—
ARS	02/21/06	1,541,180	526,000	525,398	—	602
ARS	02/23/06	2,940,745	986,000	1,002,377	16,377	—
BRL	10/05/05	288,355	101,000	129,520	28,520	—
BRL	10/06/05	3,382,069	1,393,518	1,518,487	124,969	—
BRL	10/11/05	8,204,538	3,415,000	3,675,966	260,966	—
BRL	10/13/05	3,640,190	1,565,000	1,629,587	64,587	—
BRL	11/03/05	2,015,904	736,000	894,784	158,784	—
COP	11/18/05	1,222,519,000	529,000	533,804	4,804	—
COP	11/30/05	697,318,000	302,000	304,346	2,346	—
COP	12/01/05	1,163,232,000	504,000	507,671	3,671	—
COP	12/07/05	3,898,132,500	1,693,000	1,700,763	7,763	—
COP	12/12/05	1,418,340,000	616,000	618,672	2,672	—
COP	03/02/06	1,038,288,000	446,000	450,808	4,808	—
COP	05/12/06	1,119,552,000	476,000	484,032	8,032	—
EGP	12/14/05	3,296,710	553,000	564,084	11,084	—
EGP	02/28/06	5,443,460	908,000	917,719	9,719	—
GHC	11/28/05	5,660,000,000	615,887	614,527	—	1,360
HRK	10/14/05	3,122,028	520,000	506,454	—	13,546
HRK	10/17/05	4,893,000	809,255	793,714	—	15,541
HRK	10/31/05	5,763,000	951,728	934,692	—	17,036
IDR	10/11/05	9,312,345,000	943,500	904,990	—	38,510
IDR	10/12/05	11,098,560,000	1,056,000	1,078,577	22,577	—
IDR	10/12/05	2,451,160,000	233,000	238,208	5,208	—
IDR	10/20/05	11,388,600,000	1,110,000	1,106,764	—	3,236
IDR	11/14/05	9,359,520,000	943,500	909,574	—	33,926
ILS	11/30/05	3,573,000	779,773	777,238	—	2,535
ILS	09/29/06	2,418,504	528,000	526,311	—	1,689
INR	10/06/05	87,752,320	1,984,000	1,995,607	11,607	—
INR	10/06/05	83,783,100	1,902,000	1,905,342	3,342	—
INR	10/11/05	9,026,150	205,000	205,237	237	—
INR	02/02/06	11,528,880	264,000	261,511	—	2,489
ISK	10/04/05	29,524,970	458,000	484,058	26,058	—
ISK	10/13/05	16,424,185	251,000	268,879	17,879	—
ISK	10/20/05	34,452,000	545,282	563,370	18,088	—
ISK	10/31/05	16,544,000	262,231	270,051	7,820	—
ISK	11/08/05	29,617,000	475,088	482,802	7,714	—
KRW	10/11/05	1,659,021,000	1,652,000	1,593,051	—	58,949
KRW	11/08/05	484,771,950	479,000	465,591	—	13,409
KRW	12/21/05	2,591,200,000	2,528,000	2,489,187	—	38,813
KRW	12/30/05	992,556,200	971,000	953,507	—	17,493
KRW	02/08/06	484,053,450	479,000	465,137	—	13,863
KZT	10/14/05	17,195,800	127,000	128,787	1,787	—
KZT	10/19/05	30,649,540	227,000	229,652	2,652	—
KZT	12/21/05	60,433,000	450,791	455,135	4,344	—
MYR	11/14/05	2,771,400	745,000	736,662	—	8,338
MYR	02/13/06	2,752,775	745,000	734,503	—	10,497
PEN	10/31/05	1,594,296	488,000	476,300	—	11,700

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
September 30, 2005 (unaudited)

Forward Currency Contracts open at September 30, 2005 (continued):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

PEN	12/07/05	1,664,208	$504,000	$497,213	$—	$6,787
PEN	01/26/06	1,611,027	495,000	481,376	—	13,624
PHP	11/04/05	7,165,340	127,000	127,402	402	—
PHP	11/23/05	46,508,220	849,000	825,312	—	23,688
PHP	12/13/05	131,525,250	2,325,000	2,329,457	4,457	—
PLN	10/11/05	14,344,000	4,546,146	4,416,170	—	129,976
PLN	10/12/05	2,238,000	704,427	689,013	—	15,414
PLN	12/22/05	1,921,000	600,632	591,043	—	9,589
RON	10/07/05	5,887,549	2,057,073	1,995,776	—	61,297
RON	10/13/05	6,471,263	2,163,000	2,194,089	31,089	—
RON	10/19/05	979,471	344,000	332,158	—	11,842
RON	10/24/05	2,511,000	875,798	851,673	—	24,125
RON	10/28/05	2,510,504	848,000	851,619	3,619	—
RON	12/22/05	555,306	194,000	187,961	—	6,039
RUB	12/15/05	39,907,858	1,394,405	1,405,532	11,127	—
RUB	05/24/06	99,755,000	3,526,158	3,512,880	—	13,278
RUB	06/09/06	15,998,580	559,000	563,356	4,356	—
RUB	02/26/07	42,336,000	1,470,000	1,478,434	8,434	—
RUB	09/19/08	21,264,250	725,000	726,504	1,504	—
SGD	10/05/05	1,687,786	1,001,000	999,148	—	1,852
SGD	10/11/05	1,399,320	828,000	828,541	541	—
SGD	10/25/05	1,687,550	1,014,000	999,657	—	14,343
SGD	10/31/05	1,942,186	1,148,000	1,150,721	2,721	—
SGD	11/04/05	1,717,365	1,016,000	1,017,710	1,710	—
SIT	10/26/05	536,896,250	2,736,474	2,706,395	—	30,079
SKK	10/13/05	5,740,500	178,000	178,025	25	—
SKK	10/13/05	107,119,800	3,381,200	3,322,009	—	59,191
SKK	10/28/05	40,897,000	1,268,163	1,268,895	732	—
THB	10/11/05	48,180,975	1,170,862	1,172,779	1,917	—
THB	10/11/05	28,173,000	686,009	685,762	—	247
THB	10/17/05	29,912,520	729,930	727,933	—	1,997
TWD	10/11/05	50,586,930	1,557,000	1,525,510	—	31,490
TWD	10/11/05	32,044,040	980,000	966,327	—	13,673
TZS	10/04/05	192,950,000	170,000	169,817	—	183
TZS	10/18/05	368,690,000	322,000	323,770	1,770	—
TZS	10/31/05	242,316,000	212,000	212,346	346	—
TZS	11/07/05	229,049,000	201,539	200,427	—	1,112
TZS	11/09/05	479,304,000	420,000	419,235	—	765
TZS	11/16/05	210,404,000	184,000	183,767	—	233
TZS	11/23/05	273,655,000	239,000	238,662	—	338
TZS	12/06/05	455,710,000	398,000	396,238	—	1,762
TZS	12/15/05	301,909,000	263,906	261,911	—	1,995
TZS	12/22/05	246,100,000	214,000	213,118	—	882
TZS	01/04/06	192,950,000	167,056	166,592	—	464
UAH	11/08/05	2,307,690	462,000	453,641	—	8,359
UAH	11/18/05	1,492,635	302,000	292,792	—	9,208
UAH	12/08/05	4,658,940	936,000	909,404	—	26,596
UAH	12/15/05	3,896,120	758,000	758,941	941	—
UAH	04/10/06	1,711,950	339,000	321,038	—	17,962
UAH	04/19/06	778,770	153,000	145,702	—	7,298

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (concluded)
September 30, 2005 (unaudited)

Forward Currency Contracts open at September 30, 2005 (concluded):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

UAH	05/12/06	1,435,380	$282,000	$266,963	$—	$15,037
UAH	06/19/06	3,003,840	596,000	553,281	—	42,719
UAH	08/01/06	2,040,000	404,553	371,795	—	32,758
UAH	08/07/06	1,063,440	211,000	193,533	—	17,467
ZMK	12/05/05	1,351,240,000	296,000	294,067	—	1,933

Total Forward Currency Purchase Contracts			$90,953,884	$90,877,574	$915,996	$992,306

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation

ARS	02/23/06	2,940,745	$998,555	$1,002,377	$—	$3,822
BRL	10/06/05	3,382,069	1,381,000	1,518,487	—	137,487
BRL	10/28/05	815,085	354,000	362,608	—	8,608
EUR	11/07/05	2,421,783	2,988,638	2,925,241	63,397	—
EUR	11/07/05	3,303,912	4,110,000	3,990,752	119,248	—
INR	11/04/05	16,515,840	374,000	375,282	—	1,282
ISK	10/04/05	29,524,970	480,863	484,058	—	3,195
ISK	10/13/05	16,424,185	268,588	268,879	—	291
RUB	12/15/05	18,817,760	664,000	662,751	1,249	—
SGD	10/05/05	1,687,786	997,509	999,148	—	1,639
THB	10/11/05	22,673,650	551,000	551,903	—	903
TRY	10/11/05	2,335,000	1,731,618	1,728,438	3,180	—
TZS	10/04/05	192,950,000	170,451	169,816	635	—

Total Forward Currency Sale Contracts			$15,070,222	$15,039,740	187,709	157,227

Gross unrealized appreciation/depreciation on Forward Currency Contracts					$1,103,705	$1,149,533

See Notes to Portfolio of Investments.

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments
September 30, 2005 (unaudited)

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost was $246,682,287, aggregate gross unrealized appreciation was $21,384,770, aggregate gross unrealized depreciation was $4,419,657 and the net unrealized appreciation was $16,965,113.
(c)	Segregated security for forward currency contracts.
(d)	Security or portion thereof is out on loan.
(e)	Principal amount denominated in respective country’s currency.
(f)	Zero coupon security.
(g)	Rate shown reflects 7 day yield as of September 30, 2005.
(h)	Represents security purchased with cash collateral received for securities on loan.

Security Abbreviation:
ADR — American Depositary Receipt

Currency Abbreviations:
ARS	— Argentine Peso	PEN	— Peruvian New Sol
BRL	— Brazilian Real	PHP	— Philippine Peso
COP	— Colombian Peso	PLN	— Polish Zloty
EGP	— Egyptian Pound	RON	— Romanian Leu
EUR	— Euro	RUB	— Russian Ruble
GHC	— Ghanaian Cedi	SGD	— Singapore Dollar
HRK	— Croatian Kuna	SIT	— Slovenian Tolar
IDR	— Indonesian Rupiah	SKK	— Slovenska Koruna
ILS	— Israeli Shekel	THB	— Thai Baht
INR	— Indian Rupee	TRY	— New Turkish Lira
ISK	— Iceland Krona	TWD	— New Taiwan Dollar
KRW	— South Korean Won	TZS	— Tanzanian Shilling
KZT	— Kazakhstan Tenge	UAH	— Ukranian Hryvnia
MYR	— Malaysian Ringgit	ZMK	— Zambian Kwacha

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
September 30, 2005 (unaudited)

Portfolio holdings by industry (as percentage of net assets):

Industry
Aerospace & Defense	2.2%
Banking	18.2
Brewery	2.6
Business Services & Supplies	1.7
Computer Software	6.5
Computers & Business Equipment	3.7
Cosmetics & Toiletries	1.9
Diversified	5.0
Drugs & Health Care	9.6
Financial Services	7.7
Food & Beverages	10.9
Insurance	1.8
Medical Products & Services	3.3
Multimedia.	2.0
Oil & Gas	13.0
Retail	2.0
Semiconductors & Components	1.9
Telecommunications	2.8
Telecommunications Equipment	3.3

Subtotal	100.1
Foreign Government Obligations	6.4
Repurchase Agreement.	0.1
Collateral for Securities on Loan	24.2

Total Investments	130.8%

Lazard Global Total Return & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by the Plan Agent in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting Computershare Shareholder Services, Inc., as dividend disbursing agent (the “Plan Agent”). If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)	If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus a $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distribution in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvest account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

	Position(s)	Principal Occupation(s) During Past 5 Years
Name (Age)	with the Fund	and Other Directorships Held

Board of Directors:

Class I — Directors with Term Expiring in 2006

Independent Directors:

William Katz (50)	Director	Retired President and Chief Executive Officer, BBDO New York,
an advertising agency; Retired Director, BBDO Worldwide.

Robert M. Solmson (57)	Director	Former Chief Executive Officer and Chairman, RFS Hotel
Investors, Inc.; Director, Lazard Alternative Strategies Fund, LLC;
Director, Colonial Williamsburg Co.; Former Director, Morgan
Keegan, Inc.; Former Director, Independent Bank, Memphis.

Interested Director:

Charles Carroll (44)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing of the
	Director and President	Investment Manager.

Class II — Directors with Term Expiring in 2007

Independent Directors:

Kenneth S. Davidson (60)	Director	President, Davidson Capital Management Corporation; Trustee,
The Juilliard School; Chairman of the Board, Bridgehampton
Chamber Music Festival; Trustee, American Friends of the
National Gallery/London.

Lester Z. Lieberman (75)	Director	Private Investor; Chairman, Healthcare Foundation of New Jersey;
Director, Cives Steel Co.; Director, Northside Power Transmission
Co.; Advisory Trustee, New Jersey Medical School; Director,
Public Health Research Institute; Trustee Emeritus, Clarkson
University; Council of Trustees, New Jersey Performing Arts
Center.
Interested Director:

Ashish Bhutani (45)	Director	Chief Executive Officer of the Investment Manager; from 2001 to
December 2002, Co-Chief Executive Officer North America of
Dresdner Kleinwort Wasserstein and member of its Global
Corporate and Markets Board and the Global Executive
Committee; from 1995 to 2001, Chief Executive Officer of
Wasserstein Perella Securities; and from 1989 to 2001, Deputy
Chairman of Wasserstein Perella Group.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information (continued)
(unaudited)

	Position(s)	Principal Occupation(s) During Past 5 Years
Name (Age)	with the Fund	and Other Directorships Held

Board of Directors (concluded):

Class III — Directors with Term Expiring in 2008

Independent Directors:

John J. Burke (77)	Director	Lawyer and Private Investor; Director, Lazard Alternative
Strategies Fund, LLC; Director, Pacific Steel & Recycling; Director,
Sletten Construction Company; Trustee Emeritus, The University
of Montana Foundation.

Richard Reiss, Jr. (61)	Director	Chairman, Georgica Advisors LLC, an investment manager;
Director, Lazard Alternative Strategies Fund, LLC; Director,
O’Charley’s, Inc., a restaurant chain.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Position(s)
Name (Age)	with the Fund	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (32)	Vice President and	Managing Director and General Counsel of the Investment
	Secretary	Manager.

John H. Blevins (40)	Chief Compliance	Senior Vice President and Chief Compliance Officer of the
	Officer	Investment Manager.

Stephen St. Clair (47)	Treasurer	Vice President of the Investment Manager.

Brian D. Simon (43)	Assistant Secretary	Director of Legal Affairs of the Investment Manager; Vice
President, Law & Regulations at J. & W. Seligman & Co.,
from July 1999 to October 2002.

David A. Kurzweil (31)	Assistant Secretary	Vice President of the Investment Manager; Associate at
Kirkpatrick & Lockhart LLP, a law firm, from August 1999
to January 2003.

Cesar A. Trelles (30)	Assistant Treasurer	Fund Administration Manager of the Investment Manager;
Manager for Mutual Fund Finance Group at UBS Global
Asset Management, from August 1998 to August 2004.

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Lazard Global Total Return & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-828-5548
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent and Registrar
EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare Shareholder Services, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-6300 www.LazardNet.com	LAZARD ASSET MANAGEMENT

Lazard Global Total Return & Income Fund, Inc. Third Quarter Report S E P T E M B E R   3 0,   2 0 0 5

This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Lazard Global Total Return & Income Fund, Inc. which contains information about management fees and other costs.